UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2007
Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	On May 8, 2007, the Board of Directors of Huron Consulting Group Inc. appointed Daniel P. Broadhurst, age 48, as Chief Operating Officer and Assistant Secretary.

Prior to his appointment as Chief Operating Officer, Mr. Broadhurst served as the Vice President, Operations and Business Strategy of Huron Consulting Group Inc. (the “Company”). He served as the Company’s Vice President of Operations from March 2005 through December 2006. He has served as Vice President and Assistant Secretary of Huron Consulting Services LLC since January 2004 and as a Managing Director of Huron Consulting Services LLC since May 2002. Mr. Broadhurst served as our Vice President, Quality and Corporate Development from May 2004 to March 2005 and as Assistant Secretary since May 2004. Mr. Broadhurst assists with the day-to-day operations and works closely with the Vice Presidents of Legal Operational Consulting, Legal Financial Consulting, Corporate Consulting and Health and Education Consulting regarding practice performance, resource planning and all other aspects of business planning.

Mr. Broadhurst also continues to serve selected clients and oversees our quality assurance and risk management group. His expertise covers large and complex accounting and litigation matters related to international and domestic tax law, regulatory issues, breach of contract, purchase price disputes, intellectual property, fraud, tort, environmental, and other claims against government agencies. Previously, Mr. Broadhurst served as managing partner of Arthur Andersen LLP’s 450-person central region economic and financial consulting group from 1998 through 2002 and managing partner for the central region litigation consulting group from 1996 through 1997. Mr. Broadhurst serves as treasurer and is a board member of the Illinois CPA Society. He is a certified public accountant.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

(a)
On May 8, 2007, the Board of Directors of Huron Consulting Group Inc. adopted an amendment to the Company’s bylaws. The Company’s bylaws were amended to permit the issuance, recordation, and transfer of its shares by electronic or other means not involving the issuance of physical stock certificates. This amendment was adopted to comply with Rule 4350(l) of The NASDAQ Stock Market.

A copy of the amended bylaws of Huron Consulting Group Inc. is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.2	Amended and Restated Bylaws of Huron Consulting Group Inc.

Exhibit 99.1	Press Release Dated May 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 14, 2007	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer